UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2015 (March 18, 2015)

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 479-3160

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION NOTE

On March 18, 2015 (the “Closing Date”), New Media Investment Group Inc. (“New Media”) completed the acquisition of certain print and digital assets (the “Acquisition”) from SF Holding Corp. (“Stephens”) pursuant to the terms of the previously announced Asset Purchase Agreement, dated as of February 19, 2015 (the “Asset Purchase Agreement”), by and among Stephens Media, LLC, Stephens Media Iowa, LLC and Stephens Media Intellectual Property, LLC (collectively, the “Sellers”), each a wholly owned subsidiary of Stephens, and DB Acquisition, Inc., a wholly owned subsidiary of New Media (the “Purchaser”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to the terms of the Asset Purchase Agreement, New Media completed the Acquisition from Stephens pursuant to the Asset Purchase Agreement for $102.5 million in cash, subject to working capital adjustments. The purchase price was funded with a combination of cash on the balance sheet of New Media and available capacity under its credit facility.

Other than the Purchase Agreement and any surviving obligations under that certain asset purchase agreement dated as of November 20, 2014 by and among Halifax Media Group LLC and its subsidiaries (an entity that shares common ownership with Stephens) and Cummings Acquisition, Inc., a wholly owned subsidiary of New Media, filed as Exhibit 2.1 to New Media’s current report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2014 (which current report is incorporated by reference herein), there are no material relationships between the New Media and Stephens or any of their respective affiliates.

The foregoing description of the Acquisition, the Asset Purchase Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is incorporated herein by reference to Exhibit 2.1 to New Media’s Current Report on Form 8-K, filed February 23, 2015.

Item 8.01	Other Events

On March 18, 2015, New Media issued a press release announcing completion of the Acquisition. A copy of the press release is being furnished herewith as Exhibit 99.1. The website address of New Media is included in the press release as an inactive textual reference only. The information contained on the website is not part of the press release and shall not be deemed furnished to the Securities and Exchange Commission (the “SEC”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement dated as of February 19, 2015, by and among by and among Stephens Media, LLC, Stephens Media Iowa, LLC and Stephens Media Intellectual Property, LLC and DB Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to New Media Investment Group Inc.’s Current Report on Form 8-K, filed February 23, 2015).*

99.1	Press Release, dated as of March 18, 2015.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. New Media hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	Chief Executive Officer

Date: March 18, 2015